Supplement dated September 18, 2015

Supplement to

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

BOND FUND

Prospectus and Summary Prospectus

Dated May 1, 2015

Gary P. Wetterau, Executive Vice President of the Adviser, died on September 15, 2015. Andrew L. Heiskell, Executive Vice President of the Adviser, has added Mr. Wetterau’s responsibilities to his own.

Prospectus and Summary Prospectus Text Changes:

The following replaces the text under the heading “Portfolio Manager” for the Bond Fund: “Andrew L. Heiskell, Executive Vice President of the Adviser, has managed the fixed income investment strategy and day-to-day operations of the Fund since its inception in 1996 and has managed the mortgage backed segment of the Fund since 2015.”

Prospectus Text Changes:

On Page 37, the disclosure under the section heading “Portfolio Managers” regarding Gary P. Wetterau is deleted.

On Page 38, the existing paragraph under the sub-heading “Bond Fund” is replaced with the following: “The fixed income strategy, day-to-day operations and mortgage backed segment of the Bond Fund are managed by Andrew L. Heiskell. Please see “Portfolio Managers” above for information about individual portfolio managers.”